UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2005

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19658 (Commission File Number)	75-2398532 (IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas (Address of principal executive offices)	75240 (Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure of Directors or Principal Officers.

                On March 24, 2005, the Company received a letter of notification from one of our Directors, Sally Frame Kasaks, indicating she would not be standing for reelection at the 2005 Annual Meeting of Stockholders to be held on May 17, 2005.  Ms. Kasaks will resign her membership on the Board of Directors of Tuesday Morning Corporation effective May 16, 2005.

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: March 24, 2005	By:	/s/ LOREN K. JENSEN
Loren K. Jensen
Executive Vice President and Chief Financial Officer

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